Exhibit 10(a)(2)

                              TII INDUSTRIES, INC.

                  1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

(AS AMENDED SEPTEMBER 20, 1995, EFFECTIVE AS OF THE DATE OF THE COMPANY'S 1995 ANNUAL MEETING OF STOCKHOLDERS, WHICH AMENDMENTS WERE APPROVED BY STOCKHOLDERS AT THE 1995 ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 6, 1995 AND SEPTEMBER 5, 2000, EFFECTIVE AS OF THE DATE OF THE COMPANY'S 2000 ANNUAL MEETING OF STOCKHOLDERS PROVIDED SUCH AMENDMENTS ARE APPROVED BY STOCKHOLDERS AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS)

1.       PURPOSE OF THE PLAN

           The purpose of this 1994 Non-Employee Director Stock Option Plan (the "Plan") of TII Industries, Inc., a Delaware corporation (the "Company"), is to make available shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") for purchase by Directors who are not common law employees of the Company (the "Non-Employee Directors") and thus to attract and retain the services of experienced and knowledgeable Non-Employee Directors for the benefit of the Company and its stockholders and to provide additional incentive for such Non-Employee Directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its Common Stock.

2.       STOCK SUBJECT TO THE PLAN

           Subject to the provisions of Article 10, the total number of shares of Common Stock for which options may be granted under the Plan shall be 700,000. Shares issued under the Plan may be either authorized but unissued shares or shares which shall have been purchased or acquired by the Company for this or any other purpose. Such shares are from time to time to be allotted for option and sale to Non-Employee Directors in accordance with the Plan. In the event any option granted under the Plan shall expire, be canceled or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for grant under the Plan.

3.       ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall, subject to the express provisions of the Plan, grant options pursuant to the terms of the Plan; shall have the power to interpret the Plan, correct any defect, supply any omission or reconcile any inconsistency in the Plan; prescribe, amend and rescind rules and regulations relating to, but not inconsistent with, the Plan; determine the terms and provisions of the respective option agreements (which need not be identical); and make determinations necessary or advisable for the administration of the Plan. The determination of the Board on the matters referred to in this Article 3 shall be conclusive. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.


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4.       OPTION GRANTS

           Each individual who is a Non-Employee Director immediately following the conclusion of the Company's 1994 Annual Meeting of Stockholders at which Directors are elected shall, effective as of such date, be granted an option to purchase 5,000 shares of Common Stock. Each individual who subsequent thereto becomes a Non-Employee Director shall, effective as of the date such person becomes a Non-Employee Director, be granted an option to purchase (i) 5,000 shares of Common Stock if such person becomes a Non-Employee Director prior to the Company's 1995 Annual Meeting of Stockholders, (ii) 10,000 shares of Common Stock if such person becomes a Non-Employee Director at or after the Company's 1995 Annual Meeting of Stockholders but prior to the Company's 2000 Annual Meeting of Stockholders or (iii) 25,000 shares of Common Stock if such person becomes a Non-Employee Director at or after the Company's 2000 Annual Meeting of Stockholders. In addition, immediately following each annual meeting of stockholders at which Directors are elected which is held subsequent to the Company's 1994 Annual Meeting of Stockholders, each Non-Employee Director in office immediately following the conclusion of such meeting (whether or not elected at such meeting) shall, effective as of the date such meeting is held, be granted an option to purchase 10,000 shares of Common Stock (25,000 shares in the case of annual meetings held subsequent to the Company's 1999 Annual Meeting of Stockholders); provided that an individual who becomes a Non-Employee Director for the first time at an annual meeting of stockholders shall be granted only one option to purchase an aggregate of 10,000 or 25,000 shares of Common Stock, as the case may be, under this sentence and the preceding sentence. A Director who is an employee of the Company who ceases such relationship but remains a Director shall not be deemed to become a Non-Employee Director unless and until he or she is serving as a Non-Employee Director immediately following the conclusion of the next annual meeting of stockholders at which Directors are elected (whether or not such person is elected as a Director at such meeting).

5.       OPTION PRICE

           The exercise price at which shares of the Common Stock may be purchased pursuant to options granted under the Plan shall be 100% of the fair market value of the Common Stock on the date an option is granted, but not less than the par value of the Common Stock. The fair market value of the Common Stock on any day shall be (a) if actual sales price information is generally reported for the Common Stock on its principal market, the closing price, regular way, of the Common Stock on such day (or last day of trade prior to such day if not traded on such day) as reported by such market or on a consolidated tape reflecting transactions on such market, (b) if actual sales price information is not generally reported for the Common Stock on its principal market, the mean between the highest bid and lowest asked prices for the Common Stock on such day (or the last day quoted prior to such day if not quoted on such day) as reported by on the National Association of Securities Dealers (including under its OTC Bulletin Board Service), National Quotation Bureau Incorporated or a similar organization, or (c) if neither of the above are applicable, the mean between the then current highest independent bid and lowest independent asked prices for the Common Stock, determined by the Board (the determination of which shall be conclusive) on the basis of reasonable inquiry.

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6.       TERM OF EACH OPTION

           The term of each option (including each option granted prior to the Company's 1995 Annual Meeting of Stockholders) shall be ten years (the "Scheduled Expiration Date"), subject to earlier termination as provided in the Plan.

7.       EXERCISE OF OPTIONS

         (a) Subject to the provisions of Article 9, each option granted under the Plan (including each option granted prior to the Company's 1995 Annual Meeting of Stockholders) shall be fully exercisable at any time or times during its term. A Non-Employee Director purchasing less than the number of shares available to him or her in any period under the option may purchase any such unpurchased shares in any subsequent period of the option term.

         (b) The option shall not be exercisable at any time in an amount less than 100 shares (or the remaining shares then covered by and purchasable under the option if less than 100 shares). In no case may a fraction of a share be exercised, purchased or issued under the Plan.

         (c) The purchase price of the shares as to which an option shall be exercised shall be paid in full in cash or by check at the time of exercise. In addition, the Non-Employee Director shall pay to the Company in cash, upon demand, the amount, if any, which the Company determines is necessary to satisfy its obligation to withhold federal, state and local income and other taxes or other amounts incurred by reason of the grant or exercise of the option.

         (d) An option (or any part thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor.

         (e) A Non-Employee Director entitled to receive shares of Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him or her for such shares.

         (f) Nothing in the Plan or in any option granted under the Plan shall confer on any Non-Employee Director any right to continue as a director of the Company.

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8.       NON-TRANSFERABILITY OF OPTIONS

         No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution by the Non-Employee Director or his or her legal representatives, and may be exercised during the Non-Employee Director's lifetime only by him or her. Except to such extent, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

9.       TERMINATION OF SERVICES ON THE BOARD OF DIRECTORS

         (a) In the event that a Non-Employee Director to whom an option (including an option granted prior to the Company's 1995 Annual Meeting of Stockholders) has been granted under the Plan shall cease to serve on the Board for any reason (including as a result of not being re-elected to the Board), other than by reason of his or her death or disability (as that term is defined in paragraph (d) of this Article 9), such option may be exercised in whole or in part by the Non-Employee Director, at any time within one year after such cessation of service but not thereafter, and in no event after the Scheduled Expiration Date; provided, however, that if his or her service on the Board shall have been terminated for cause or if he or she resigns without the consent of a majority of the remaining members of the Board, his or her options shall terminate immediately.

         (b) If a Non-Employee Director to whom an option has been granted under the Plan shall cease to serve on the Board by reason of disability, the option may be exercised in whole or in part by the Non-Employee Director at any time within one year after such cessation of service but not thereafter, and in no event after the Scheduled Expiration Date.

         (c) If a Non-Employee Director to whom an option has been granted under the Plan shall die while he or she is serving on the Board, such option may be exercised in whole or in part by the legatee or legatees of such option under the Non-Employee Director's last will, or by his or her personal representatives or distributees, within one year after the date of his or her death to the extent the option is exercisable on the date of his or her death, but not thereafter, and in no event after the Scheduled Expiration Date.

         (d) For the purpose of this Article 9, "disability" shall mean permanent and total disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, as reasonably determined by the Board. The Non-Employee Director as to whom such determination is being made shall not participate in the Board's deliberation or vote in making such determination.

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10.      ADJUSTMENT OF AND CHANGES IN COMMON STOCK

         (a) In the event of any change in the outstanding Common Stock by reason of a stock dividend, stock split, stock combination, recapitalization, merger in which the Company is the surviving corporation, reorganization or the like, the aggregate number and kind of shares subject to the Plan, the number and kind of shares to be granted initially and annually, and the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be adjusted by the Board in a manner similar to the antidilution adjustments made under the Company's employee stock option plans.

         (b) In the event of (i) the liquidation or dissolution of the Company,
(ii) a merger or consolidation in which the Company is not the surviving corporation, or (iii) any other capital reorganization in which more than 50% of the shares of Common Stock of the Company are exchanged, outstanding options shall terminate, unless other provision is made therefor in the transaction (which provision shall be made in a manner similar as made for options granted under the Company's employee stock option plans).

11.      COMPLIANCE WITH SECURITIES LAWS

         (a) It is a condition to the exercise of any option that either (i) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act (collectively, the "Securities Act"), with respect to its underlying shares shall be effective and current at the time of exercise of the option or (ii) in the opinion of counsel to the Company, there shall be an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to the Plan for issuance or for resale.

         (b) In connection with fulfilling the condition set forth in clause
(a)(ii) of this Article 11, the Company may require a Non-Employee Director, as a condition to the exercise of an option, to execute and deliver to the Company representations and warranties, in form and substance satisfactory to counsel to the Company, that (i) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Non-Employee Director for his or her own account, for investment only and not with a view to the resale or distribution thereof, all within the meaning of the Securities Act, and (ii) any subsequent resale or distribution of shares of Common Stock by such Non-Employee Director will be made only pursuant to (x) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold at the time of sale or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Non-Employee Director shall, prior to any offer or sale or distribution of such shares of Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to counsel to the Company, as to the applicability of such exemption to the proposed sale or distribution. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan, and may issue such


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"stop transfer" instructions to its transfer agent in respect of such shares, as it determines, in its discretion, to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act.

         (c) The Company may also require, as a further condition to the exercise of an option, in whole or in part, that the shares of Common Stock underlying such option or the Plan be specifically listed on the securities markets on which the Company's Common Stock is traded and be registered or qualified under any applicable state securities laws, and that the consent or approval of any governmental regulatory body, which the Company deems necessary or desirable as a condition to the exercise of such option or the issue of shares thereunder, shall have been effected or obtained free of any conditions requiring the Company to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction wherein it has not already done so and free of any other conditions not customarily imposed by a securities exchange, law or governmental regulatory body in connection with such listing, qualification, consent or approval.

12.      AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Plan or any portion thereof at any time except that, to the extent required by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or other applicable law: (a) no provision of the Plan relating to the amount or exercise price of shares of Common Stock subject to options to be granted under the Plan or the timing of grants may be amended more than once every six months other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations under either statute (including successor statutes and rules and regulations thereunder) and (b) the Board may not, without the approval of the Company's stockholders within 12 months after the date of adoption of any such amendment or amendments, make any alteration or amendment thereof which (i) makes any change in the class of eligible participants as determined in accordance with Articles 1 and 4 hereof; (ii) increases the total number of shares of Common Stock for which options may be granted under the Plan except as provided in Article 10 hereof; (iii) decreases the option exercise price provided in Article 5 hereof except as provided in
Article 10 hereof; or (iv) materially increases the benefits accruing to participants under the Plan within the meaning of Rule 16b-3. No amendment shall adversely affect the rights under any then outstanding option without the consent of the holder thereof.

13.        STOCK OPTION CONTRACTS

           Each option shall be evidenced by an appropriate contract which shall be duly executed by the Company and the Non-Employee Director, and shall contain such terms and conditions not inconsistent with the Plan as may be determined by the Board.


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14.        DUTIES OF THE COMPANY

           The Company shall, at all times during the term of each option, reserve and keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of all options at the time outstanding, shall pay all original issue taxes with respect to the issuance or delivery of shares pursuant to the exercise of such options and all other fees and expenses necessarily incurred by the Company in connection therewith.

15.      EFFECTIVE PERIOD

         The Plan shall become effective on September 14, 1994, the date of its adoption by the Board of Directors; provided, however that if the Plan is not approved within 12 months thereof by the favorable vote then required for such action under the Delaware General Corporation Law at a meeting to be held to consider such approval, the Plan and any options granted under the Plan will be null and void and of no further effect. No options may be granted under the Plan after September 13, 2004. Options outstanding on or prior to such date shall, however, in all respects continue subject to the Plan. The amendments to the Plan authorized by the Board on September 20, 1995 shall be effective on the date of the Company's 1995 Annual Meeting of Stockholders provided it is approved by stockholders at such meeting and the amendments to the Plan authorized by the Board of September 5, 2000 shall be effective on the date of the Company's 2000 Annual Meeting of Stockholders provided they are approved by stockholders at such meeting. If the amendments are not approved, the Plan as it exists prior to such amendments shall continue in full force and effect.


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